Exhibit 99.1

For Immediate Release
November 10, 2009
Contact: Mark Chapman
SVP/Director of Corporate Communications
Tamalpais Bancorp
415-526-6400

Tamalpais Bancorp Announces Third Quarter Financial Results

Increased Loan Loss Provision Drives Loss
Action Plan to Reduce Non-Performing Assets Underway

San Rafael, CA, November 10, 2009 — Tamalpais Bancorp (the “Company”) (NASDAQ:TAMB), the parent company for Tamalpais Bank and Tamalpais Wealth Advisors, reported today a net loss of $5,098,000 for the quarter ended September 30, 2009 as compared to a net income of $1,486,000 for the quarter ended September 30, 2008. The quarterly diluted loss per share was $1.33 as compared to earnings per diluted share of $0.39 in the comparable period last year.

The net loss for the nine months ended September 30, 2009 was $9,433,000 as compared to net income of $3,979,000 for the same period in 2008. The 2009 year-to-date diluted loss per share was $2.47 compared to earnings per diluted share of $1.04 in the comparable nine month period last year.

The net loss for the quarter reflected a $9,431,000 provision for loan losses, as compared to a provision of $653,000 in the third quarter of 2008. The loss provision for the third quarter primarily was attributable to a $50.3 million increase in non-performing loans in the quarter.

“Our targeted core deposit gathering efforts continue to produce positive results, led by Jamie Williams and our business banking team. Year-to-date, we increased the Bank’s noninterest-bearing deposits by 25.3%, which, when added to other core deposits, improves our liquidity and funding sources,” said Mark Garwood, President and CEO.

The Company also reported today that it continues to implement an aggressive action plan to reduce non-performing assets. A major step of the plan taken in October was to offer $37.4 million of non-performing loans for sale. The Company has received offers from various third parties and is in the process of negotiating a definitive sale agreement.

Tamalpais Bancorp
Press Release
November 10, 2009

If such agreements are finalized shortly, the Company anticipates closing the sale by the end of November 2009. Additionally, a $3.9 million non-performing loan was paid-off in October, on which the Company recognized as a modest gain relative to its carrying value. All of the loans in the sale that are expected to close in November and the loan that paid-off in October was first classified non-performing during the third quarter 2009.

“The Company recognizes the importance of reducing exposure to substandard loans and non-performing assets in a timely and efficient manner,” said Garwood. “We continue to allocate resources towards troubled asset resolution and have reassigned internal staff as well as engaged external assistance.”

The Bank’s allowance for loan loss reserves was $26,259,000 at September 30, 2009, or 4.56% of total gross loans and 36.8% of nonperforming loans, as compared to 1.37% of gross loans and 48.3% of nonperforming loans as of December 31, 2008.

Third Quarter Highlights:

•

Successful efforts to reduce the size of the balance sheet were implemented during the quarter to improve liquidity, the funding mix and to manage capital resources. In the quarter, total assets declined $7.5 million (1.1%) as gross loans declined $19.8 million (3.3%) due to a sale of $19.8 million of loans, which was partially offset by a $17.1 million (21.9%) increase in liquid assets (cash, cash equivalents and investment securities).

•	Noninterest-bearing deposits increased 6.3% to $41.7 million.

•

The Company and a member of the Board of Directors executed an agreement whereby the Company received $0.5 million in exchange for an unsecured promissory note that accrues interest at 0.75% per annum over its three year term, and a warrant to purchase 12,500 shares of the Company’s common stock at an exercise price of $6.00 per share over its five year term. The promissory note was subsequently donated to the Marin Community Foundation.

“We greatly appreciate the support of our loyal customers during this challenging time,” said Garwood.  “Our experienced management and staff continue to provide quality advice and solutions to help our customers achieve their goals.”

Tamalpais Bancorp
Press Release
November 10, 2009

The Company has several ongoing strategic initiatives to address the current environment, including:

•	Identify and evaluate a broad range of strategic alternatives to further strengthen the Bank’s capital base. As part of this process, the Board of Directors has retained a financial advisor;

•	Taking prudent reserves and identifying potential problem borrowers;

•	Continue the timely disposition of nonperforming and substandard loans and other real estate owned (OREO);

•	Manage the loan portfolio to reduce concentrations in commercial real estate, multifamily and hospitality loans;

•	Reduce the reliance on brokered funding sources and continue to generate low cost core deposits with the Marin County based team of business banking professionals.

About Tamalpais Bancorp

Tamalpais Bancorp, through its wholly owned subsidiaries Tamalpais Bank and Tamalpais Wealth Advisors, offers business and consumer banking through its seven Marin County full service branches, and wealth advisory services to high net worth families and institutional clients. The Company had $695 million in assets and $394 million in assets under management as of September 30, 2009. Shares of the Company’s common stock are traded on the NASDAQ Capital Market System under the symbol TAMB.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Tamalpais Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, liquidity, capital adequacy, reduction of loan concentrations, diversification of the deposit base, sales of nonperforming loans, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Tamalpais Wealth Advisors. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) higher than expected credit losses; (2) our ability to enhance the capital ratios of the Bank and the Company, (3) our ability to diversify our loan portfolio; (4) our ability

Tamalpais Bancorp
Press Release
November 10, 2009

to sell loans and OREO and the resulting net incremental gains or losses on sales relative to the carrying value of these assets; (5)our ability to reduce reliance on wholesale funding and generate low cost deposits from our market area; (6) competitive pressure among financial services companies increases significantly; (7) changes in the interest rate environment reduce interest margins; (8) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (9) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(10) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (11) volatility or significant changes in the equity and bond markets which can affect our ability to raise capital as well as overall growth and profitability of our wealth management business, (12) our ability to sell nonperforming loans or sell such loans on terms acceptable to the Company, and (13) other risks detailed in the Tamalpais Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Tamalpais Bancorp, investors and others are cautioned to consider these and other risks and uncertainties. Tamalpais Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

###

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	September 30, 2009	December 31, 2008	Percent Change vs. 12/31/2008

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$22,310,765	$15,918,826	40.2%
Federal funds sold	315,000	838	37489.5%

Total Cash and Cash Equivalents	22,625,765	15,919,664	42.1%
Interest-bearing time deposits in other financial institution	177,176	558,034	-68.2%

Investment securities
Available-for-sale	66,098,119	56,415,727	17.2%
Held-to-maturity, at cost	6,248,745	10,773,579	-42.0%
Federal Home Loan Bank restricted stock, at cost	8,652,000	8,652,000	0.0%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	0.0%
Loans receivable	575,861,783	592,543,181	-2.8%
Less: Allowance for loan losses	(26,259,367)	(8,093,499)	224.5%

	549,602,416	584,449,682	-6.0%
Bank premises and equipment, net	3,490,675	3,935,230	-11.3%
Accrued interest receivable	3,415,394	3,861,854	-11.6%
Other real estate owned	6,003,819	417,207	1339.1%
Cash surrender value of bank-owned life insurance	11,123,099	10,828,936	2.7%
Other assets	17,793,378	7,528,303	136.4%

Total Assets	$695,280,586	$703,390,216	-1.2%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	41,671,261	33,259,929	25.3%
Interest-bearing checking deposits	7,772,029	9,735,689	-20.2%
Money market and saving deposits	146,380,708	156,479,340	-6.5%
Certificates of deposit	297,284,081	260,826,102	14.0%

Total Deposits	493,108,079	460,301,060	7.1%
Federal Home Loan Bank Advances	150,085,000	183,085,000	-18.0%
Long term debt	6,185,614	6,000,000	3.1%
Junior Subordinated Debentures	13,403,000	13,403,000	0.0%
Accrued interest payable and other liabilities	4,128,055	3,227,823	27.9%

Total Liabilities	666,909,748	666,016,883	0.1%

Commitment and Contingencies	—	—	N/A
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,823,634 shares issued and outstanding at September 30, 2009 and December 31, 2008, and September 30, 2008	12,027,473	12,027,473	0.0%
Paid-In-Capital	1,127,668	949,488	18.8%
Retained earnings	14,420,131	24,082,473	-40.1%
Accumulated other comprehensive income/loss	795,566	313,899	153.4%

Total Stockholders’ Equity	28,370,838	37,373,333	-24.1%

Total Liabilities and Stockholders’ Equity	$695,280,586	$703,390,216	-1.2%

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Indicated

	For the Three Months Ended

	September 30, 2009	September 30, 2008	Percent Change vs. 9/30/08

	(Unaudited)
Interest Income
Interest and fees on loans	$9,093,012	$10,399,017	-12.6%
Interest on investment securities	664,041	644,872	3.0%
Interest on Federal funds sold	15,064	43,474	-65.3%
Interest on other investments	18,216	124,481	-85.4%
Interest on deposits in other financial institutions	5,040	7,691	-34.5%

Total Interest Income	9,795,373	11,219,535	-12.7%

Interest Expense
Interest expense on deposits	2,337,907	2,928,303	-20.2%
Interest expense on borrowed funds	1,620,273	1,858,216	-12.8%
Interest expense on long term debt	89,168	80,741	10.4%
Interest expense on Junior Subordinated Debentur	361,050	145,064	148.9%

Total Interest Expense	4,408,398	5,012,324	-12.0%

Net Interest Income Before Provision for Loan Losses	5,386,975	6,207,211	-13.2%
Provision for Loan Losses	9,431,171	653,000	1344.3%

Net Interest (Loss) Income After Provision for Loan Losses	(4,044,196)	5,554,211	-172.8%

Noninterest Income
Gain (Loss) on sale of securities, net	246,340	(5,780)	-4361.9%
Gain on sale of other real estate owned, net	15,803	—	100%
Loan servicing	27,790	47,103	-41.0%
Registered Investment Advisory Services fee inco	134,537	157,283	-14.5%
Other income	326,897	324,874	0.6%

Total Noninterest Income	751,367	523,480	43.5%

Noninterest Expenses
Salaries and benefits	1,866,041	2,190,224	-14.8%
Occupancy	347,157	375,669	-7.6%
Advertising	134,996	85,598	57.7%
Professional	808,309	88,313	815.3%
Data processing	168,034	142,624	17.8%
Equipment and depreciation	203,856	213,005	-4.3%
Other administrative	2,198,414	689,919	218.6%

Total Noninterest Expense	5,726,807	3,785,352	51.3%

(Loss) Income Before Income Taxes	(9,019,636)	2,292,339	-493.5%
(Benefit) Provision for Income Taxes	(3,921,876)	806,748	-586.1%

Net (Loss) Income	$(5,097,760)	$1,485,591	-443.1%

(Loss) Earnings Per Share
Basic	$(1.33)	$0.39	-441.0%

Diluted	$(1.33)	$0.39	-441.0%

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Indicated

	For the Nine Months Ended		Percent Change Vs. 9/30/2008
	September 30, 2009	September 30, 2008

	(Unaudited)
Interest Income
Interest and fees on loans	$29,077,970	$29,764,998	-2.3%
Interest on investment securities	2,136,745	1,952,504	9.4%
Interest on Federal funds sold	26,764	94,430	-71.7%
Interest on other investments	20,674	330,432	-93.7%
Interest on deposits in other financial institutions	19,142	23,613	-18.9%

Total Interest Income	31,281,295	32,165,977	-2.8%

Interest Expense
Interest expense on deposits	6,782,949	9,302,869	-27.1%
Interest expense on borrowed funds	5,203,239	5,135,603	1.3%
Interest expense on long term debt	203,736	118,914	71.3%
Interest expense on Junior Subordinated Debentur	664,812	498,005	33.5%

Total Interest Expense	12,854,736	15,055,391	-14.6%

Net Interest Income Before Provision for Loan Losses	18,426,559	17,110,586	7.7%
Provision for Loan Losses	23,435,171	1,596,957	1367.5%

Net Interest Income (Loss) After Provision for Loan Losses	(5,008,612)	15,513,629	-132.3%

Noninterest Income
Gain on sale of loans, net	—	166,293	-100.0%
Gain (Loss) on sale of securities, net	237,487	(5,780)	-4208.8%
Gain on sale of other real estate owned, net	77,781	—	100.0%
Loan servicing	119,339	131,861	-9.5%
Registered Investment Advisory Services fee inco	393,077	464,117	-15.3%
Other income	950,301	907,813	4.7%

Total Noninterest Income	1,777,985	1,664,304	6.8%

Noninterest Expenses
Salaries and benefits	5,969,794	6,412,496	-6.9%
Occupancy	1,069,699	1,120,204	-4.5%
Advertising	386,208	233,839	65.2%
Professional	1,254,876	386,489	224.7%
Data processing	471,007	423,884	11.1%
Equipment and depreciation	562,509	650,364	-13.5%
Other administrative	4,084,593	1,957,672	108.6%

Total Noninterest Expense	13,798,686	11,184,948	23.4%

(Loss) Income Before Income Taxes	(17,029,313)	5,992,985	-384.2%
(Benefit) Provision for Income Taxes	(7,596,289)	2,013,977	-477.2%

Net (Loss) Income	$(9,433,024)	$3,979,008	-337.1%

(Loss) Earnings Per Share
Basic	$(2.47)	$1.04	-337.5%

Diluted	$(2.47)	$1.04	-337.5%

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended		At or For the Nine Months Ended

	September 30	September 30	September 30	September 30
	2009	2008	2009	2008

Profitability Ratios:
Return on average assets	-2.83%	0.89%	-1.80%	0.86%
Return on average equity	-61.99%	16.61%	-36.29%	15.38%
Net Interest Margin	3.10%	3.83%	3.61%	3.83%
Efficiency ratio	93.3%	56.2%	68.3%	59.6%

Other Information:
Average total assets	$713,985	$666,192	$705,136	$619,901
Average interest earning assets	$689,344	$644,115	$682,447	$597,545
Average equity	$32,651	$35,769	$34,755	$34,502
Period Ending Shares Outstanding	3,823,634	3,823,634	3,823,634	3,823,634
Average Basic Shares Outstanding	3,823,634	3,821,889	3,823,634	3,819,495
Average Diluted Shares Outstanding	3,825,229	3,833,518	3,827,699	3,832,121
Book value per share	$7.42	$9.55	$7.42	$9.55
Basic (loss) / earnings per share	$(1.33)	$0.39	$(2.47)	$1.04
Diluted (loss) / earnings per share	$(1.33)	$0.39	$(2.47)	$1.04

Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	6.46%	8.19%
Tier 1 risk based capital ratio	7.95%	9.34%
Total risk based capital ratio	9.24%	10.45%

Tamalpais Bancorp Capital Ratios:
Tier 1 leverage ratio	5.15%	N/A
Tier 1 risk based capital ratio	6.32%	N/A
Total risk based capital ratio	8.26%	N/A

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Selected Loan and Asset Quality Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	As Of the Period Indicated
	September 30,	December 31,
	2009	2008

Loan Portfolio:
One-to-four family residential	$32,857	$33,695
Multifamily residential	158,028	171,136
Commercial real estate	305,245	322,861
Land	9,788	10,905
Construction real estate	37,427	31,077
Commercial, non real estate	29,340	18,913
Consumer loans	1,512	2,111

Total gross loans	574,197	590,698
Net deferred loan costs	1,664	1,845

Gross loans receivable	$575,861	$592,543

	As Of the Period Indicated
	September 30,	December 31,
	2009	2008

Nonperforming Assets:
Nonaccrual loans	$71,264	$16,758

Nonperforming loans	71,264	16,758
Other real estate owned	6,004	417

Nonperforming assets	77,268	17,175

	For the Three Months		For the Nine Months Ended

	September 30,	September 30,	September 30,	September 30,
	2009	2008	2009	2008

Allowance for Loan Losses:
Balance, beginning of period	$17,599	$4,915	$8,093	$4,915
Provisions for loan losses	9,431	653	23,435	1,597
Charge-offs	771	37	5,269	37
Recoveries	—	1	—	1

Net charge-offs	771	36	5,269	36

Balance, end of period	$26,259	$5,532	$26,259	$6,476

	As Of the Period Indicated
	September 30,	December 31,
	2009	2008

Allowance for Loan Losses:
General allowance for loan losses	$12,705	$8,093
Impairments of specific loans	13,555	—

Balance	$26,260	$8,093

	As Of the Period Indicated
	September 30,	December 31,
	2009	2008

Asset Quality:
Allowance for loan losses / gross loans	4.56%	1.37%
Allowance for loan losses / nonperforming loans	36.8%	48.3%
Nonperforming loans / gross loans	12.38%	2.83%
Nonperforming assets / total assets	11.11%	2.44%
Net charge-offs / gross loans	0.92%	0.69%

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	September 30, 2009			September 30, 2008

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - Muni’s (1,2)	$4,774	$47	5.58%	$6,733	$66	5.49%
Investment securities - Taxable (2)	57,959	617	4.22%	49,546	579	4.65%
Other investments	8,702	18	0.82%	8,367	125	5.94%
Interest bearing deposits in other financial institutions	516	5	3.84%	713	8	4.46%
Federal funds sold	22,025	15	0.27%	8,649	43	1.98%
Loans (3)	595,368	9,093	6.06%	570,107	10,399	7.26%

Total Interest Earning Assets	689,344	9,795	5.64%	644,115	11,220	6.93%
Allowance for loan losses	(18,232)			(5,981)
Cash and due from banks	5,827			4,545
Net premises, furniture and equipment	3,621			4,224
Other assets	33,425			19,289

Total Assets	$713,985			$666,192

Liabilities and Shareholders’ Equity
Interest bearing checking	$8,990	6	0.26%	$7,128	11	0.61%
Savings deposits (4)	179,723	558	1.23%	156,724	915	2.32%
Time deposits	273,579	1,774	2.57%	239,709	2,001	3.32%
Other borrowings	155,982	1,620	4.12%	176,356	1,858	4.19%
Long term debt	5,861	89	6.02%	6,000	81	5.37%
Junior Subordinated Debentures	13,403	361	10.69%	13,403	145	4.30%

Total Interest Bearing Liabilities	637,538	4,408	2.74%	599,320	5,011	3.33%
Noninterest deposits	40,869			27,222
Other liabilities	2,927			3,881

Total Liabilities	681,334			630,423
Shareholders’ Equity	32,651			35,769

Total Liabilities and Shareholders’ Equity	$713,985			$666,192

Net interest income		$5,387			$6,209

Net interest spread (5)			2.90%			3.60%
Net interest margin (6)			3.10%			3.83%

(1) Yields on securities and certain loans have been adjusted upward to a “fully taxable equivalent” (“FTE”) basis in order to reflect the effect of income which is exempt from federal income taxation at the current statutory tax rate.

(2) The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(3) Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(4) Savings deposits include Money Market accounts.

Tamalpais Bancorp
Press Release
November 10, 2009

TAMALPAIS BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Nine Months Ended

	September 30, 2009			September 30, 2008

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - Muni’s (1,2)	$4,839	$142	5.58%	$6,670	$197	5.56%
Investment securities - taxable (2)	61,401	1,994	4.34%	49,613	1,756	4.73%
Other investments	9,797	25	0.34%	7,874	330	5.60%
Interest bearing deposits in other financial institutions	573	19	4.43%	682	24	4.70%
Federal funds sold	12,931	27	0.28%	5,313	94	2.36%
Loans (3)	592,956	29,078	6.56%	527,393	29,766	7.54%

Total Interest Earning Assets	682,497	31,285	6.13%	597,545	32,167	7.19%
Allowance for loan losses	(13,804)			(5,478)
Cash and due from banks	4,591			4,458
Net premises, furniture and equipment	3,763			4,407
Other assets	28,089			18,969

Total Assets	$705,136			$619,901

Liabilities and Shareholders’ Equity
Interest bearing checking	$9,053	$19	0.28%	$6,942	33	0.63%
Savings deposits (4)	176,875	1,697	1.28%	150,601	2,852	2.53%
Time deposits	256,337	5,066	2.64%	219,065	6,418	3.91%
Other borrowings	169,436	5,203	4.11%	163,770	5,136	4.19%
Long Term Debt	5,950	204	4.58%	3,343	119	4.75%
Junior Subordinated Debentures	13,403	666	6.64%	13,403	498	4.96%

Total Interest Bearing Liabilities	631,054	12,855	2.72%	557,124	15,056	3.61%
Noninterest deposits	36,623			24,907
Other liabilities	2,704			3,368

Total Liabilities	670,381			585,399
Shareholders’ Equity	34,755			34,502

Total Liabilities and Shareholders’ Equity	$705,136			$619,901

Net interest income		$18,426			$17,111

Net interest spread (5)			3.40%			3.58%
Net interest margin (6)			3.61%			3.83%

(1) Yields on securities and certain loans have been adjusted upward to a “fully taxable equivalent” (“FTE”) basis in order to reflect the effect of income which is exempt from federal income taxation at the current statutory tax rate. (1) The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2) The yields for securities were computed using the average amortized cost and therefore do not give effect for

(2) Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses. changes in fair value.

(3) Savings deposits include(3) Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loanMoney Market accounts. losses.

(4) Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(4) Savings deposits include Money Market accounts.

(5) Net interest(5) Net interest spread is the interest differential between total interest earning assets and total interest-bearingmargin is the net yield on average interest earning assets. liabilities.

(6) Net interest margin is the net yield on average interest earning assets.